UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2025

AEBI SCHMIDT HOLDING AG
(Exact Name of Registrant as Specified in Its Charter)

Switzerland	001-42663	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Schulstrasse 4 Frauenfeld, Switzerland	CH-8500
(Address of Principal Executive Offices)	(Zip Code)

+41 44-308-5800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act(1):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock(1)	AEBI(1)	The NASDAQ Stock Market LLC(1)

(1)
No stock is currently trading, listed or registered pursuant to Section 12(b) of the Act.  While the trading symbol is approved, the actual listing of the stock and registration pursuant to Section 12(b) of the Act is pending the Closing of the Proposed Transaction, as each is defined and described in Aebi Schmidt Holding AG’s registration statement on Form S-4 filed with the SEC, as amended subsequently amended (and which is available at https://www.sec.gov/Archives/edgar/data/2048519/000114036125018415/ny20046461x4_s4a.htm).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events

On December 16, 2024, Aebi Schmidt Holding AG, a Switzerland Aktiengesellschaft (“Aebi Schmidt”), entered into that certain Agreement and Plan of Merger (as amended, restated or otherwise modified from time to time, the “Merger Agreement”), dated as of December 16, 2024, by and among The Shyft Group, Inc., a Michigan corporation (“Shyft”), Aebi Schmidt, ASH US Group, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Aebi Schmidt (“Holdco”), and Badger Merger Sub, Inc., a Michigan corporation and a direct, wholly owned subsidiary of Holdco (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Shyft (such transaction, the “Merger”), with Shyft surviving the Merger as a direct, wholly-owned subsidiary of Holdco and as an indirect, wholly-owned subsidiary of Aebi Schmidt.

In connection with the Merger, Aebi Schmidt filed a registration statement on Form S-4 (Registration No. 333-286373) with the Securities and Exchange Commission (the “SEC”) on April 4, 2025, as subsequently amended (the “Registration Statement”). The Merger Agreement is attached as Annex A to the proxy statement/prospectus forming a part of the Registration Statement. The information contained in this Current Report on Form 8-K (this “Current Report”) should be read in conjunction with the Registration Statement, which should be read in its entirety. Capitalized terms used but not defined in this Current Report have the meanings attributed to them in the Registration Statement.

On June 18, 2025, Aebi Schmidt issued a press release, written in German, announcing approval by Shyft’s shareholders of the Merger and certain related matters.  A fair and accurate English translation of that press release is furnished as Exhibit 99.1 to this report.

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated June 18, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Aebi Schmidt Holding AG has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2025	AEBI SCHMIDT HOLDING AG

	By:	/s/ Barend Fruithof
	Name:	Barend Fruithof
	Title:	Group CEO

	By:	/s/ Thomas Schenkirsch
	Name:	Thomas Schenkirsch
	Title:	Head Group Strategic Development